UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Fourth Amendment to Revenue Interest Financing Agreement

As previously disclosed, on January 9, 2023, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”) and a wholly owned subsidiary of Liquidia Corporation (the “Company”) entered into a Revenue Interest Financing Agreement with HealthCare Royalty Partners IV, L.P. (“HCR”) and HealthCare Royalty Management, LLC, as amended by that certain Amendment to Revenue Interest Financing Agreement, dated April 17, 2023, as amended by that certain Second Amendment to Revenue Interest Financing Agreement, dated June 28, 2023, and as further amended by that certain Third Amendment to Revenue Interest Financing Agreement, dated July 27, 2023, by and among Liquidia Technologies and HCR (as amended, the “Financing Agreement”).

On January 3, 2024, Liquidia Technologies and HCR entered into a Fourth Amendment to the Financing Agreement (the “Fourth Amendment”) to fund an additional $25.0 million thereunder. HCR has now invested $67.5 million in non-dilutive capital from the $100 million originally contemplated from four tranches under the Financing Agreement. The Fourth Amendment moves $25.0 million from the third tranche to the second tranche, such that HCR will have funded a total of $35.0 million under the second tranche. The remaining third tranche of $10.0 million and fourth tranche of $22.5 million can be funded in the future upon the mutual agreement of both HCR and Liquidia Technologies. As consideration for the invested amount, Liquidia Technologies has agreed to increase fixed payments due to HCR on a pro rata basis in proportion to the additional capital advanced. If the third tranche is funded, the payment schedule would change to a tiered royalty on Liquidia Technologies’ annual net revenue after the first commercial sale of YUTREPIATM (treprostinil) inhalation powder (“YUTREPIA”).

A copy of the Fourth Amendment will be filed as an amendment to this report on Form 8-K or with a new Form 8-K. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit. The provisions of the Fourth Amendment, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Private Placement and Common Stock Purchase Agreement

On January 4, 2024, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Legend Aggregator, LP (the “Purchaser”), for the sale by the Company in a private placement (the “Private Placement”) of an aggregate of 7,182,532 shares (the “Private Placement Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $10.442 per Private Placement Share. The closing of the Private Placement (the “Closing”) is expected to take place on January 8, 2024. The Company has granted the Purchaser indemnification rights with respect to its representations, warranties, covenants and agreements under the Purchase Agreement.

The aggregate gross proceeds for the sale of the Private Placement Shares were approximately $75.0 million, before deducting offering expenses.

The Company intends to use the net proceeds from the Private Placement for ongoing commercial development of YUTREPIA, formerly known as LIQ861, for continued development of YUTREPIA in other clinical trials, including but not limited to trials for WHO Group 3 patients and pediatric patients, for clinical development of L606 and for general corporate purposes. The Company’s management will retain broad discretion over the allocation of the net proceeds.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act. The Purchaser represented that it is an accredited investor within the meaning of Rule 501 of Regulation D and is acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Private Placement Shares were offered without any general solicitation by the Company or its representatives.

The Private Placement Shares sold and issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Registration Rights Agreement

In connection with the Private Placement, on January 4, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement (the “Registration Statement”) with the SEC within 180 days following the date of entry into the Registration Rights Agreement (the “Filing Deadline”) to register the Private Placement Shares for resale and use its best efforts to cause the Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than that date that is the earlier of (i) in the event that such Registration Statement (x) is not subject to a review by the SEC, 60 days after the earlier of (A) the Filing Deadline and (B) the date such Registration Statement was filed with the SEC and (y) is subject to a review by the SEC, 90 days after the earlier of (A) the Filing Deadline and (B) the date such Registration Statement was filed with the SEC and (ii) five (5) business days after the date the Company receives written notification from the SEC that the Registration Statement will not be reviewed (the “Effectiveness Deadline”). The Company also agreed, among other things, to indemnify the selling holders under the Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Transaction Documents

The representations, warranties and covenants contained in the Purchase Agreement and Registration Rights Agreement (together, the “Transaction Documents”) were made solely for the benefit of the parties to the Transaction Documents. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Transaction Documents and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Transaction Documents when filed will only provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures.

A copy of the Transaction Documents will be filed as an amendment to this report on Form 8-K or with a new Form 8-K. The foregoing description of the Transaction Documents does not purport to be complete and is qualified in its entirety by reference to such exhibits. The provisions of the Transaction Documents, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Item 8.01	Other Events.

On January 4, 2024, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the use of proceeds from the Private Placement, our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related submission contents and timelines, including the potential for final FDA approval of the NDA for YUTREPIA, the timeline or outcome related to patent litigation in the U.S. District Court for the District of Delaware or inter partes review proceedings conducted at the PTAB, including appeals of decisions in any such proceedings, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, including the Private Placement, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The favorable decisions of the lower tribunals is not determinative of the outcome of the appeals of the decisions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, including the impact of the coronavirus (COVID-19) outbreak on our Company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Liquidia Corporation, dated January 4, 2024.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2024	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer